UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


         Filed by the Registrant   |X|

         Filed by a Party other than the Registrant  |_|

         Check the appropriate box:

              |_| Preliminary Proxy Statement

              |_| Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

              |X| Definitive Proxy Statement

              |_| Definitive Additional Materials

              |_| Soliciting Material Pursuant to Section 240.14a-12


                         PROVECTUS PHARMACEUTICALS, INC.

                (Name of Registrant as Specified in Its Charter)


                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

        (2)   Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)   Proposed maximum aggregate value of transaction:

        (5)   Total fee paid:

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount previously paid:

        (2)   Form, Schedule or Registration Statement no.:

        (3)   Filing party:

Date filed: April 21, 2005

[PROVECTUS PHARMACEUTICALS, INC. LOGO]           7327 Oak Ridge Highway, Suite A
                                                             Knoxville, TN 37931

                                                              phone 865/769-4011
                                                                fax 865/769-4013


                  Notice of 2005 Annual Meeting of Stockholders
                           To Be Held on May 19, 2005

To Our Stockholders:

         We will hold the 2005 annual meeting of the stockholders of Provectus Pharmaceuticals, Inc. on Thursday, May 19, 2005, beginning at
3:00 p.m. Eastern time, at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902. The annual meeting is being held for the following purposes:

        1. To elect four directors to serve on our Board of Directors for a one-year term;

        2. To approve an amendment to our Amended and Restated 2002 Stock Plan to increase the number of shares reserved for issuance from 3,000,000 to 5,000,000; and

        3. To transact any other business that properly comes before the annual meeting.

        Only stockholders of record as of the close of business on April 13, 2005 will be entitled to notice of and to vote at the annual meeting.

        You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

                                   By order of the Board of Directors,

                                    /s/ Peter R. Culpepper

                                   Peter R. Culpepper
                                   Secretary

April 21, 2005


                             YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

 [PROVECTUS PHARMACEUTICALS, INC. LOGO]          7327 Oak Ridge Highway, Suite A
                                                             Knoxville, TN 37931

                                                              phone 865/769-4011
                                                                fax 865/769-4013


                               PROXY STATEMENT FOR
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005


         We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc., for the annual meeting of stockholders to be held on Thursday, May 19, 2005, beginning at 3:00 p.m. Eastern time, at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee.

         We are mailing this proxy statement, together with a form of proxy and our annual report on Form 10-KSB for the year ended December 31, 2004, beginning on April 21, 2005.

        About the Annual Meeting

        What is the purpose of the Annual Meeting?

                 At the annual meeting, stockholders will act upon the following matters:

                        - The election of four directors to serve on our Board of Directors for a one-year term.

                        - The approval of an increase in the number of shares reserved for issuance under our 2002 Stock Plan from 3,000,000 to 5,000,000.

        Who is entitled to vote?

        Only stockholders of record at the close of business on April 13, 2005, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the annual meeting.

        What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of the common stock outstanding on the record date will constitute a quorum. As of the record date, there were 16,644,275 outstanding shares of common stock. Shares held by stockholders present at the annual meeting who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the annual meeting.

        How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote in person at the meeting. If you hold your shares in a brokerage account or in "street name" and you wish to vote at the annual meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

        Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. "Street name" stockholders must contact your broker or other nominee and follow its instructions if they wish to change their votes. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although your attendance at the annual meeting will not by itself revoke a previously granted proxy.

        What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of each of the four candidates nominated to serve on our Board of Directors for a one-year term and FOR approval of the proposed amendment to our Amended and Restated 2002 Stock Plan to increase the number of shares reserved for issuance from 3,000,000 to 5,000,000.

        If any other business is properly brought before the annual meeting, the proxies will vote your shares as the Board of Directors recommends. If the Board does not give a recommendation, the proxies will vote your shares as they may determine in their own discretion.

        What vote is required to approve each item?

                Election of Directors

        The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. If you are present at the meeting and you abstain from voting for one or more directors, your shares will not be counted in the vote for any nominee, although they will be counted for the purpose of determining whether there is a quorum present. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will be treated as an abstention with respect to voting on the director or directors.

                Approval of the Amendment to the Amended and Restated 2002 Stock Plan and Other Items

        For approval of the amendment to the Amended and Restated 2002 Stock Plan and any other item of business that properly comes before the annual meeting, the affirmative vote of the holders of a majority of the common stock present at the annual meeting, in person or by proxy, and entitled to vote will be required for approval. The shares of any stockholder present at the meeting who abstains from voting on the proposed ratification or on any other item will not be counted in the vote, although they will be counted for the purpose of determining whether there is a quorum at the annual meeting. An abstention, therefore, will have the effect of a negative vote. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted and will be treated as an abstention with respect to that matter.

        In general, if you hold shares of common stock in "street name" through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute "broker non-votes" as to the matter. In the election of directors, brokers generally have discretion to vote your shares even in the absence of express instructions from you. As to all matters, a broker non-vote will have the same effect as an abstention.

                                 STOCK OWNERSHIP

        The table below shows the amount of our common stock beneficially owned as of April 13, 2005 by each of our directors and officers, each person whom we believe beneficially owns more than 5% of our outstanding voting stock, and all executive officers and directors as a group.


                                                                   Amount and Nature of           Percentage
                     Name and Address (1)                        Beneficial Ownership (2)        of Class (3)

H. Craig Dees.................................................         1,654,109       (4)             9.8%

Timothy C. Scott..............................................         1,653,769       (5)             9.8%

Eric A. Wachter...............................................         1,666,349       (6)             9.9%

Peter R. Culpepper............................................           100,000       (7)             0.6%

Stuart Fuchs..................................................           851,418       (8)             5.1%

Richard Smithline.............................................         4,166,665       (9)            20.0%
   830 Third Avenue, 14th Floor
   New York, NY 10022

Thomas E. Sandell.............................................         1,614,462      (10)             8.8%
   40 West 57th Street, 26th Floor
   New York, NY 10019

Gryffindor Capital Partners I, L.L.C..........................         1,152,919      (11)             6.6%
   150 North Wacker Drive, Suite 800
   Chicago, IL 60606

John Smolik...................................................           897,339      (12)             5.4%
   119 Tanasi Court
   Loudon, TN 37774

All directors and executive officers as a group
  (5 persons)................................................          5,925,645      (13)            33.7%

---------------------------------------

(1) If no address is given, the named individual is an executive officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

(2) Shares of common stock that a person has the right to acquire within 60 days of April 13, 2005 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3) As of April 13, 2005, there were 16,644,275 shares of common stock issued and outstanding.

(4) Dr. Dees' beneficial ownership includes 536 shares held by Dees Family Foundation, an entity established for the benefit of Dr. Dees' family, and 256,250 shares subject to options which are exercisable within 60 days.

(5) Dr. Scott's beneficial ownership includes 55,996 shares held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott's family, and 256,250 shares subject to options which are exercisable within 60 days.

(6) Dr. Wachter's beneficial ownership includes 4,867 shares held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 256,250 shares subject to options which are exercisable within 60 days.

(7) Mr. Culpepper's beneficial ownership includes 100,000 shares subject to options which are exercisable within 60 days.

(8) Mr. Fuchs's beneficial ownership includes 226,459 shares held by SFF Limited Partnership, a limited partnership of which Mr. Fuchs is the general partner; 348,499 shares an IRA of Mr. Fuch; 50,000 shares subject to options which are exercisable within 60 days and 226,460 shares held by Gryffindor Capital Partners I, L.L.C., a Delaware limited liability company of which Mr. Fuchs is the managing principal ("Gryffindor").

(9) Mr. Smithline's beneficial ownership includes 4,166,665 shares of Common Stock comprised of 1,333,333 shares of Common Stock underlying Convertible Debentures held by DCOFI Master LDC, of which Mr. Smithline is a director, 2,266,666 shares of Common Stock underlying Warrants held by DCOFI Master LDC, of which Mr. Smithline is a director, and 566,666 shares of Common Stock underlying Warrants held by DC Asset Management, LLC, of which Mr. Smithline is the Managing Member.

(10) Mr. Sandell's beneficial ownership includes 1,614,462 shares of Common Stock comprised of 962,962 shares of Common Stock, and warrants exercisable for 651,500 shares of Common Stock. Mr. Sandell beneficially owns this Common Stock jointly with Castlerigg Master Investments, Castlerigg International, Castlerigg Holdings, and Sandell Asset Management Corp., each of which Mr. Sandell is a Director, and together with Mr. Sandell are referred to as "The Reporting Persons." The Reporting Persons disclaim beneficial ownership of 311,462 shares of Common Stock.

(11) Gryffindor's beneficial ownership includes 226,460 shares directly held and 226,459 shares held by SFF Limited Partnership, a limited partnership of which Stuart Fuchs, one of our directors, is the general partner. Gryffindor disclaims beneficial ownership of the shares held by SFF Limited Partnership. Gryffindor's beneficial ownership also includes 700,000 shares of Common Stock underlying Warrants.

(12) Mr. Smolik's beneficial ownership includes 48,666 shares held by Smolik Family LLP.

(13) Includes 918,750 shares subject to options which are exercisable within 60 days.

             Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from certain reporting persons, we believe that SEC beneficial ownership reporting requirements for 2004 were met.

                                Proposal 1:
                                  -------------
                              Election of Directors

        The persons listed below have been nominated by the Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2006. Each nominee has consented to serve on the Board of Directors. If any nominee were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by the Board of Directors.

        H. Craig Dees, Ph.D., 53, has served as our Chief Executive
Officer and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Before joining us, from 1997 to 2002 he served as senior member of the management team of Photogen Technologies, Inc., including serving as a member of the Board of Directors of Photogen from 1997 to 2000. Prior to joining Photogen, Dr. Dees served as a Group Leader at the Oak Ridge National Laboratory, and as a senior member of the management teams of LipoGen Inc., a medical diagnostic company which used genetic engineering technologies to manufacture and distribute diagnostic assay kits for auto-immune diseases, and TechAmerica Group Inc., now a part of Boehringer Ingelheim Vetmedica, Inc., the U.S. animal health subsidiary of Boehringer Ingelhem GmbH, an international chemical and pharmaceutical company headquartered in Germany. He earned a Ph.D. in Molecular Virology from the University of Wisconsin - Madison in 1984.

        Timothy C. Scott, Ph.D., 47, has served as our President and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, Dr. Scott was as a senior member of the Photogen management team from 1997 to 2002, including serving as Photogen's Chief Operating Officer from 1999 to 2002, as a director of Photogen from 1997 to 2000, and as interim CEO for a period in 2000. Before joining Photogen, he served as senior management of Genase LLC, a developer of enzymes for fabric treatment, and held senior research and management positions at Oak Ridge National Laboratory. Dr. Scott earned a Ph.D. in Chemical Engineering from the University of Wisconsin - Madison in 1985.

        Eric A. Wachter, Ph.D., 42, has served as our Vice President - Pharmaceuticals and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin - Madison in 1988.

        Stuart Fuchs, 58, has served as a member of our Board of Directors since January 23, 2003. He is the co-founder and managing principal of Gryffindor since January 2000, a Chicago-based venture capital firm. Before joining Gryffindor, he was a founding stockholder of several biotech companies, including Angiogen LLC (since 1998), which develops combinations of drugs to stimulate in vivo production of factors that inhibit the growth of blood vessels in tumors, and Nace Pharma LLC (since 1996), which develops drugs that employ novel drug delivery technologies. Through Nace Resources Inc., a Delaware corporation providing strategic and financial advice to companies in the technology sector, Mr. Fuchs has formed or participated in groups of investors on behalf of several companies, including Miicro Inc., Celsion Corp. and Photogen. Before founding Nace Resources Inc., he served for 19 years as an investment banker with Goldman, Sachs & Co., where he co-managed the firm's public finance activities for the Midwest region. Before joining Goldman, Sachs & Co., Mr. Fuchs was a lawyer in private practice with Barrett Smith Schapiro & Simon in New York. Mr. Fuchs holds an A.B. degree from Harvard College and a J.D. from Harvard Law School and is a member of the Association of the Bar of the City of New York.

        The Board of Directors recommends that the stockholders vote FOR each of the nominees for election to the Board of Directors named above.

                                 Proposal 2:
                                    -----------
              Amendment to the Amended and Restated 2002 Stock Plan

        The Board of Directors has approved an amendment to our Amended and Restated 2002 Stock Plan, subject to stockholder approval to increase the number of shares reserved for issuance under the Plan from 3,000,000 shares to 5,000,000. The Plan was approved by the stockholders at the annual meeting in 2003 and was amended at the annual meeting in 2004. Our Board has determined that an increase in the reserve of shares is necessary, especially in light of the fact that as of April 13, 2005, only 75,000 shares remain in the reserve. The Board believes that we must offer a competitive equity compensation program if we are to continue to successfully attract and retain the most qualified candidates as employees, directors and consultants. The Board expects that the Plan, as amended, will be an important factor in attracting and retaining the personnel essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The opportunity to acquire an equity interest will align the economic interest of these individuals with those of other stockholders, thereby benefiting all of our stockholders. The Plan remains unchanged in all other respects.

        The Plan provides for the grant of stock options, stock appreciation rights, rights to purchase restricted stock and long-term performance awards. Our employees, consultants and directors who are not employees whose present and potential contributions are important to our continued success are eligible to receive awards. The Plan is administered by the Board of Directors which has the power to authorize awards and determine their terms and conditions. The Plan will remain in effect until all awards under the Plan have been issued, expired or otherwise terminated or the Plan is terminated by the Board of Directors. However, no award may be granted more than ten years after the date of the Plan's approval (2013). Generally, a participant's awards issued under the Plan are not transferable except by will or by the laws of descent and distribution.

        The Board of Directors recommends that the stockholders vote FOR the adoption of this proposal.

                 Information about the Board of Directors

        How often did the Board of Directors meet in 2004?

        The Board of Directors met once and took action by unanimous written consent 8 times during 2004. Each Board member attended more than 75% of the total number of meetings of the Board and its committees on which he served. Members of the Board of Directors are encouraged to attend the annual meeting. All members of our Board attended the 2004 annual meeting of stockholders.

        How does the Board of Directors operate?

        Because the Board of Directors consists of only four members and our operations remain amenable to oversight by a limited number of directors, the
Board has not delegated any of its functions to committees.   None of the
members of our Board of Directors is considered independent. The Board has not adopted either a nominating or audit committee charter.

        The entire Board of Directors acts as our audit committee as permitted under Section 3(a)(58)(B) of the Securities Exchange Act of 1934 and as our nominating committee. The Board views its duties as an audit committee as follows:

        - Review recommendations of independent auditors concerning our accounting principles, internal controls and accounting procedures and practices;

        -    Review the scope of the annual audit;

        - Approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors; and

        - Review and discuss with the independent auditors the audited financial statements.

     The entire Board of Directors acts as our nominating committee. The Board has no set procedures or policy on the selection of nominees or evaluation of shareholder recommendations and will consider these issues on a case-by-case basis. The Board will consider shareholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the Securities and Exchange Commission. The Board screens all potential candidates in the same manner. The Board's review will typically be based on all information provided with respect to the potential candidate. The Board has not established specific minimum qualifications that must be met by a nominee for a position on the Board or specific qualities and skills for a director. For more information, please see the section entitled "Stockholder Proposals for 2006 Annual Meeting of Stockholders" below. Stockholders who wish to contact the members of the Board of Directors may do so by sending an e-mail addressed to them at info@pvct.com.

        How are directors compensated?

        Three of our four directors, Drs. Dees, Scott and Wachter, are also full-time employees. As discussed below under the heading

     "EXECUTIVE OFFICER COMPENSATION," they are compensated for their service in those roles. They are not separately compensated for their service as directors.

     Mr. Fuchs does not receive cash compensation for his service as a member of the Board of Directors, although he is reimbursed for expenses incurred in fulfilling his duties as a director, including attending meetings.

     On the date of each annual meeting of shareholders, each member of the Board receives options exercisable for 25,000 shares of our common stock.

                        Executive Officer Compensation

        The table below shows the compensation for services in all capacities we paid during the year ended December 31, 2004 to our Chief Executive Officer and the other executive officers during the year ended December 31, 2004 who received more than $100,000:

                                                      Summary Compensation Table
                                                                    Long Term
                                    Annual Compensation            Compensation
                                    -------------------            ------------
                                                                 Securities Underlying   All Other Compensation(1)
   Name and Position      Year    Salary ($)       Bonus($)        Options/SARs(#)       ----------------------
   -----------------      ----    ----------       --------      ---------------------

H. Craig Dees...........  2004     175,000            --             325,000                     $91,666
Chief Executive Officer   2003     131,250            --             100,000                        --
                          2002      18,750            --               --                         18,750
Timothy C. Scott........  2004     175,000            --             325,000                     $77,083
President                 2003     131,250            --             100,000                        --
                          2002      18,750            --               --                         18,750
Eric A. Wachter.........  2004     175,000            --             325,000                     $70,833
Vice                      2003     131,250            --             100,000                        --
President-Pharmaceuticals 2002      18,750            --               --                         18,750
Peter R. Culpepper......  2004     118,750            --             400,000                        --
Chief Financial Officer   2003      --                --               --                           --
                          2002      --                --               --                           --

-------------------

(1) Drs. Dees, Scott and Wachter served without salary from April 23, 2002 until November 16, 2002. Beginning November 16, 2002, we began paying them their respective regular salaries. From November 16, 2002 to December 31, 2002, we also paid them an amount equal to their salary for that period as compensation for their earlier service without salary. During 2004 we paid them a portion of their accrued compensation relating to the period April 23, 2002 until November 16, 2002.

     Other Executive Officer

     Serving as an executive  officer in addition to those listed above is Peter
R. Culpepper who was appointed to serve as our Chief Financial Officer in February 2004. Previously, Mr. Culpepper served as Chief Financial Officer for Felix Culpepper International, Inc. from 2001 to 2004; was a Registered Representative with AXA Advisors, LLC from 2002 to 2003; has served as Chief Accounting Officer and Corporate Controller for Neptec, Inc. from 2000 to 2001; has served in various Senior Director positions with Metromedia Affiliated Companies from 1998 to 2000; has served in various Senior Director and other financial positions with Paging Network, Inc. from 1993 to 1998; and has served in a variety of financial roles in public accounting and industry from 1982 to 1993. He earned a Masters in Business Administration in Finance from the University of Maryland - College Park in 1992 and an undergraduate degree from the College of William and Mary - Williamsburg, Virginia in 1982. He is a licensed Certified Public Accountant in both Tennessee and Maryland and is a faculty member with the University of Phoenix.

                                                   Option Grants in Last Fiscal Year
                                                           % of total options
                                     Number of shares     granted to employees        Exercise     Expiration
               Name                 underlying options       in fiscal year         price ($/sh)      Date
               ----                 ------------------     -------------------      ------------    ---------

H. Craig Dees..................           300,000               21.8                    1.10          2014
                                          25,000                1.8                     0.95          2014
Timothy C. Scott...............           300,000               21.8                    1.10          2014
                                          25,000                1.8                     0.95          2014
Eric A. Wachter................           300,000               21.8                    1.10          2014
                                          25,000                1.8                     0.95          2014
Peter R. Culpepper.............           300,000               21.8                    1.10          2014
                                          100,000               7.3                     1.25          2014

             Aggregated Option/SAR Exercises in Last Fiscal Year And
                        Fiscal Year-End Option/SAR Values


        The following table discloses information regarding stock options held at the end of or exercised in the year 2004 for each of the executive officers listed in the Summary Compensation Table above.


                             Shares                       Securities underlying           Value of unexercised
                          acquired on       Value          Unexercised options            in-the-money options
         Name             exercise (1)   realized (1)      at December 31, 2004         at December 31, 2004 (2)
         ----             ------------   ------------     ----------------------        ------------------------
                                                       Exercisable   Unexercisable    Exercisable    Unexercisable
                                                       -----------   -------------    -----------    -------------
H. Craig Dees........         ---            ---         162,500        262,500         $19,875         $16,125
Timothy C. Scott ....         ---            ---         162,500        262,500         $19,875         $16,125
Eric A. Wachter......          --             --         162,500        262,500         $19,875         $16,125
Peter R. Culpepper...          --             --          25,000        375,000           --              --

----------------
(1) As of December 31, 2004, no options have been exercised by the executive officers under the Amended and Restated 2002 Stock Option Plan.

(2) Based on the closing price of the OTCC Bulletin Board of $0.75 per share as of April 13, 2005.

     Employment Agreements

        As a condition to the loan we obtained from Gryffindor which we described above under the section entitled "Certain Relationships and Related Transactions," we entered into Confidentiality, Inventions and Non-Competition Agreements with Drs. Dees, Scott, and Wachter. These agreements prohibit Drs. Dees, Scott, and Wachter each from disclosing our confidential information at any time while he is employed by us or during the five-year period after his employment ends for any reason. These agreements also provide that any invention or development that Dr. Dees, Dr. Scott, or Dr. Wachter may invent as a result of the work he does for us during his employment or during the one-year period after his employment ends for any reason belongs to us. Finally, these agreements prevent each of Drs. Dees, Scott, or Wachter from engaging in certain kinds of competition with us for a period of 18 months after his employment ends for any reason. We believe that these provisions are prudent practice for technology-intensive businesses such as ours, and similar provisions are included in the employment agreements of executive officers of most biopharmaceutical companies.

        Drs. Dees, Scott, Wachter and Mr. Culpepper each entered into an employment contract with the company on January 4th, 2005 for a period of one year with automatic annual renewals.

        Equity Compensation Plan Information

        The table below sets forth certain information regarding shares available as of December 31, 2004 for issuance under our equity compensation plans:

                                                  (a)                    (b)                      (c)
                                                                                            Number of securities
                                                                                           remaining available for
                                             Number of securities                           future issuance under
                                              to be issued upon       Weighted-average             equity
                                                 exercise of         exercise price of        compensation plans
                                             outstanding options,   outstanding options,    (excluding securities
Category                                     warrants and rights    warrants and rights   reflected in column (a))
--------                                    ---------------------   --------------------  ------------------------

Equity compensation plans approved by
     stockholders........................... 1,725,000              $        0.97            1,275,000

Equity compensation plans not approved by
     stockholders...........................         0              $         --              ________

         Total.............................. 1,725,000                                       1,275,000

        Report of the Board of Directors Acting as the audit committee

         The Board of Directors serves as our audit committee. None of the members of the Board are independent. The Board acting as audit committee
reviews our financial reporting process.   In this context, the Board

        - has reviewed and discussed with management the audited financial statements for the year ended December 31, 2004.

        - has discussed with BDO Seidman, LLP, our independent auditors, the matters required to be discussed by Statement on auditing Standards No. 61, as modified or supplemented.

        - has received the written disclosures and the letter from BDO Seidman, LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified or supplemented, and has discussed with BDO Seidman, LLP, the independent accountant's independence.

        Based on this review and the discussions referred to above, the Board determined that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Board also appointed BDO Seidman, LLP, as our independent auditor for 2005.

        This report is submitted on behalf of the members of the Board of Directors acting as the Audit Committee:

                      H. Craig Dees             Timothy C. Scott
                      Eric A. Wachter           Stuart Fuchs

        The Report of the Board acting as the Audit Committee set out above shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

        We do not currently have an "audit committee financial expert," as defined under the rules of the SEC. Because the Board consists of only four members and operations remain amendable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees. The entire Board acts as our audit committee as permitted under Section 3(a)
(58)(B) of the Securities Exchange Act of 1934. We believe that all members of our Board are qualified to serve as the committee and have the experience and knowledge to perform the duties required of the committee. We do not have any independent directors who would qualify as an audit committee financial expert, as defined. We believe that it has been, and may continue to be, impractical to recruit such a director unless and until we are significantly larger.

                                Audit Fees

        The firm of BDO Seidman, LLP, served as our independent auditors and audited our financial statements for 2004. We expect that representatives of BDO Seidman, LLP, will be present at the annual meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The table below sets out the fees we paid to BDO Seidman, LLP, our independent auditors for 2003 and 2004.


                                                                                                2003        2004
                   Audit fees...........................................................       $53,400       $98,300
                   Audit-related fees...................................................            --            --
                   Tax fees.............................................................            --            --
                   All other fees.......................................................            --            --
                            Total.......................................................       $53,400       $98,300

        It is the policy of the Board of Directors to pre-approve all audit and non-audit services provided by the Company's independent auditor. The

Board of Directors has considered whether the provision by BDO Seidman, LLP, of services of the varieties described above is compatible with maintaining the independence of BDO Seidman, LLP. In view of the fact that BDO Seidman, LLP, provides no services to us other than audit services, the Board of Directors believes that such services do not jeopardize the independence of BDO Seidman, LLP.

     Investment by Gryffindor

     On November 26, 2002, Gryffindor purchased our $1 million Convertible Secured Promissory Note dated November 26, 2002. This Note bears interest at 8% per annum, payable quarterly in arrears, and is due and payable in full on November 26, 2004. Subject to certain exceptions, the Note is convertible into shares of our common stock on or after November 26, 2003, at which time the principal amount of the Note is convertible into common stock at the rate of one share for each $0.737 of principal so converted and any accrued but unpaid interest on the Note is convertible at the rate of one share for each $0.55 of accrued but unpaid interest so converted. Our obligations under the Note are secured by a first priority security interest in all of our assets, including the capital stock of our wholly owned subsidiary Xantech. In addition, our obligations to Gryffindor are guaranteed by Xantech, and Xantech's guarantee is secured by a first priority security interest in all of Xantech's assets. Pursuant to our agreement with Gryffindor, we also issued to Gryffindor and to Stuart Fuchs, the managing principal of Gryffindor, Common Stock Purchase Warrants dated November 26, 2002, entitling Gryffindor and SFF Limited Partnership, a limited partnership of which Mr. Fuchs is the general partner, to purchase, in the aggregate, up to 452,919 shares of common stock at a price of $0.001 per share. Simultaneously with the completion of the these transactions, Gryffindor and SFF Limited Partnership exercised the warrants in their entirety, and we issued 226,460 shares of our common stock to Gryffindor and 226,459 shares to SFF Limited Partnership. On January 23, 2003, as required by our agreement with Gryffindor, Mr. Fuchs became one of our directors. We believe that the terms of these transactions were obtained by arms-length bargaining prior to the time Mr. Fuchs became one of our directors.

     The Convertible Secured Promissory Note was amended on January 31, 2003 by Senior Secured Convertible Note in the principal amount of $1,025,959. Pursuant to an agreement dated November 26, 2004 between the Company and Gryffindor, the Company amended the Senior Secured Convertible Note and issued Gryffindor a Second Amended and Restated Senior Secured Convertible Note dated November 26, 2004 in the amended principal amount of $1,185,959 which included the original note principal plus accrued interest. The Second Amended and Restated Senior Secured Convertible Note bears interest at 8% per annum, payable quarterly in arrears, is due and payable in full on November 26, 2005, and amends and restates the Senior Secured Convertible Note in its entirety. Subject to certain exceptions, the Note is convertible into shares of the Company's common stock on or after November 26, 2004, at which time the principal amount of the Note is convertible into common stock at the rate of one share for each $0.737 of principal so converted and any accrued but unpaid interest on the Note is convertible at the rate of one share for each $0.55 of accrued but unpaid interest so converted. The Company issued warrants to Gryffindor to purchase up to 525,000 shares of the Company's common stock at an exercise price of $1.00 per share as consideration for extending the maturity date and accepting the Second Amended and Restated Senior Secured Convertible Note dated November 26, 2004 in substitution thereof.

     The Second Amended and Restated Senior Secured Convertible Note provides that the Company will issue Gryffindor warrants to purchase common stock for each calendar month the Second Amended and Restated Note remains outstanding after March 1, 2005. On March 26, 2005, pursuant to the terms of the Second Amended and Restated Senior Secured Convertible Note, the Company issued warrants to Gryffindor to purchase 100,000 shares of the Company's common stock at an exercise price of $1.00 per share and warrants to purchase 75,000 shares of the Company's common stock at an exercise price of $1.25 per share.

          Loan by Wachter

     During 2002, Eric A. Wachter, Vice-President of Pharmaceuticals and a Director of the Company, loaned the Company $109,000. During 2003, Wachter loaned the Company an additional $40,000. Interest on the loan is 5%, compounded monthly. Principal is due on December 31, 2009 and interest is payable quarterly in arrears beginning June 30, 2003. Accrued interest was $15,434 and $7,431 at December 31, 2004 and 2003 respectively. Interest expense was $8,003 and $7,431 at December 31, 2004 and 2003, respectively.

                              Other Matters

        As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter properly is brought before the annual meeting for action by the stockholders, the persons named in the proxies will vote the shares of common stock represented by proxies as recommended by the Board of Directors or, if the Board gives no recommendation, as they may determine in their own discretion.


                          Additional Information

        Solicitation of Proxies and Cost

        We will bear the cost of soliciting proxies for the annual meeting. In addition to solicitation of proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telecommunications. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

      Stockholder Proposals for 2006 Annual Meeting of Stockholders

        Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2006 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than December 31, 2005.

                                 By Order of the Board of Directors

                                  /s/ Peter R. Culpepper

                                 Peter R. Culpepper
                                 Secretary





Knoxville, Tennessee
April 21, 2005

                       Provectus Pharmaceuticals, Inc.

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The 2005 Annual Meeting of Stockholders of Provectus Pharmaceuticals, Inc. a Nevada corporation (the "Company") will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company's counsel, located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, on Thursday, May 19, 2005, beginning at 3:00 p.m. Eastern time. The undersigned hereby acknowledges receipt of the combined Notice of 2005 Annual Meeting of Stockholders and Proxy Statement dated April 21, 2005, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

        The undersigned hereby appoints Peter R. Culpepper and Linda M. Crouch-McCreadie, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

        The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR proposals 1 and 2.

                           (continued on reverse side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[Provectus Pharmaceuticals, Inc. Logo            7327 Oak Ridge Highway, Suite A
                                                            Knoxville, TN 37931

                                                              phone 865/769-4011
                                                                fax 865/769-4013

                                                  April 21, 2005
        Dear Stockholder:

                It is a great pleasure to have this opportunity to provide you with our 2004 Annual Report and the Proxy Statement for our 2005 Annual Meeting of Stockholders. The Annual Report discusses our performance in fiscal 2004 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on May 19, 2005.

                         YOUR VOTE IS IMPORTANT!

                You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

        Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

                                             Sincerely,

                                             /s/ H. Craig Dees

                                             H. Craig Dees, Ph.D.
                                             Chief Executive Officer

        This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instructions are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF
DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

    As to the election to the Board of Directors of the nominees named in the proxy statement delivered in connection with the Annual Meeting of
             Stockholders, each for a one-year term expiring at the
                      2005 Annual Meeting of Stockholders:

     |_| FOR all nominees listed below:
                  H. Craig Dees, Ph.D.                  Timothy C. Scott, Ph.D.
                  Stuart Fuchs                          Eric A. Wachter, Ph.D.

     |_| WITHHOLD AUTHORITY for all nominees
                  Instruction: To withhold authority to vote for any director nominee, mark this box and draw a line through the name of the nominee in the list above.

      As to the approval of the amendment to the Amended and Restated 2002
              Stock Plan to increase the number of shares reserved
                   under the Plan from 3,000,000 to 5,000,000:

            |_| FOR          |_| AGAINST            |_| ABSTAIN

        With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

                        Date:                                             , 2005
                              -------------------------------------------

     |X| Please mark your votes as indicated in this example.

                              -------------------------------------------
                              Signature of stockholder


                              -------------------------------------------
                              Signature of stockholder, if held jointly

                                  Please sign your name as it appears on this
                              proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                  Vote by Mail

       Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.



                              THANK YOU FOR VOTING.